UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2006

TARGET LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29754	11-3309110
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Harborview Drive, Third Floor, Baltimore, Maryland, 21230
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 332-1598

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

Please refer to the attached press release, dated March 23, 2006, with respect to the conversion of all outstanding shares of the Registrant’s Class C 10% Convertible Preferred Stock into shares of the Registrant’s Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated March 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET LOGISTICS, INC. (Registrant)

Date: March 23, 2006	By:	/s/ Stuart Hettleman
Stuart Hettleman
President